SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


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                                          FORM 10-Q



                   Quarterly Report Under Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



For Quarter Ended June 30, 1997                  Commission file number 1-4881




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                                   AVON PRODUCTS, INC.
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                  (Exact name of registrant as specified in its charter)


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                                        EXHIBITS





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                            AVON PRODUCTS, INC.

                             INDEX TO EXHIBITS



Exhibit
Number                    Description
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11.1    --Statement re computation of primary income per share.

11.2    --Statement re computation of fully diluted income per share.

27      --Financial Data Schedule.